UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 26, 2013

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in Kandi Technologies Group, Inc.'s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2013, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Buyers”) pursuant to which the Company will sell to the Buyers, in a registered direct offering, an aggregate of 4,376,036 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), at a negotiated purchase price of $6.03 per share, for aggregate gross proceeds to the Company of approximately $26,387,500, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. As part of the transaction, the Buyers will also receive Series A warrants for the purchase of up to 1,750,415 shares of our Common Stock at an exercise price of $7.24 per share (the “Series A Warrants”). The transaction also includes an option for the Buyers to make an additional investment in the form of Series B warrants and Series C warrants. Series B warrants to purchase a maximum aggregate of 728,936 shares of Common Stock at an exercise price of $7.24 per share (the “Series B Warrants”); and Series C warrants to purchase a maximum aggregate of 291,574 shares of Common Stock on the same pricing terms as the original investment (the “Series C Warrants” and together with the Series A Warrants and the Series B Warrants, the “Warrants”).

The Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-188039) of the Company, filed with the Securities and Exchange Commission (the “Commission”) on April 19, 2013 and declared effective by the Commission on May 23, 2013 (the “Registration Statement”), and a prospectus supplement filed with the Commission on June 27, 2013.

This Amendment No. 1 to Form 8-K is filed in order to file the legal opinion of McKenna Long & Aldridge LLP relating to the legality of the issuance and sale of the Common Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants in the offering, which is attached as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description

5.1	Opinion of McKenna Long & Aldridge LLP

23.1	Consent of McKenna Long & Aldridge LLP (included in Exhibit 5.1)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: June 28, 2013	By: /s/ Hu Xiaoming
Hu Xiaoming
Its: Chief Executive Officer and Chairman of the
Board of Directors